[EATON VANCE LOGO]

[PHOTO: Wall of Educational Institution]

Semiannual Report June 30, 2002

[PHOTO: Highway]

THE
MASSACHUSETTS
HEALTH &
EDUCATION
TAX-EXEMPT
TRUST

[PHOTO: Boston, MA Skyline]




Important Notice Regarding Delivery
of Shareholder Documents

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "Thomas J. Fetter, President"]

Of the many variables confronting the municipal bond investor, few are as crucial to performance as maintaining good call protection. Most municipal bonds include call provisions, which outline the terms under which the bond issuer can redeem the bond prior to its stated maturity date. While these provisions increase the issuer's financial flexibility, they create an ongoing challenge for municipal bond investors.

Call protection is critical to delivering a consistent dividend...

As most investors know, fund dividends are subject to changes in the prevailing interest rate level. As rates decline, fund dividends understandably reflect those fluctuations. However, call provisions permit bond issuers to refinance their outstanding debt, under specific terms and timing, in much the same way a homeowner refinances a mortgage. Not surprisingly, these calls can be disruptive for investors, who may be forced to re-invest the proceeds of a called bond at lower rates. Therefore, prudent investors strive to maintain adequate call protection in an effort to insulate the portfolio from these untimely disruptions and thereby provide a more predictable income stream.

Ample call protection enhances the
potential for capital appreciation...

Price performance is another compelling reason to maintain adequate call protection. As most investors know, bond prices rise as interest rates decline. That is, bond investors will pay more for a bond as interest rates fall below the bond's existing coupon. Because it responds to declining rates, such a bond is said to have "positive convexity."

However, investors will not pay as much for a bond -- even if rates are falling -- if that bond is likely to be called. As a bond approaches the point where it is likely to be called, it tends to trade nearer its call price, usually par or a modest premium. As a result, this tends to impede the callable bond's upside performance. In effect, the callable bond has lost its positive convexity and is now said to have "negative convexity," meaning it will be significantly less responsive to declining interest rates.

[CHART: "Call Protection Improves Performance Characteristics."
The chart contrasts the performance characteristics of a generic callable bond (A-C), as it approaches its call date and price, with the performance characteristics of its non-callable bond counterpart.]

The chart above demonstrates this relationship. Note that as yields decline to point Y -- the point where investors start to anticipate an imminent call -- the price performance of the callable bond tends to "roll-off," and thus lag that of the non-callable bond. While it is difficult to pinpoint precisely when this "roll-off" will occur, bonds with ample call protection are generally considered less susceptible to this phenomenon than bonds with waning call protection.

Call protection is a major advantage of
municipal bond mutual funds...

While call features can have a profound influence on income and price performance, these nuances may be overlooked by the individual investor, a fact that can put the individual at a serious disadvantage. At Eaton Vance, call provisions remain a prime strategic consideration for our fund managers and analysts. We monitor our portfolios and individual bonds and make periodic adjustments to update call protection, as necessary. Together with diversification, in-depth research and professional management, we believe that continuously updated call protection represents yet another major advantage for the mutual fund investor.

Sincerely,

/s/ THOMAS J. FETTER

Thomas J. Fetter
President
August 7, 2002



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

MANAGEMENT DISCUSSION

While the recession of 2001 proved relatively shallow, the economy has struggled in the first half of 2002 to generate a recovery of any significance. Companies have remained reticent to resume capital spending and have managed inventories very conservatively. In addition, while consumer confidence has improved significantly from the dual shocks of recession and the events of September 11, issues of corporate governance remained a major concern for many Americans.

Gross Domestic Product recovered slowly in the first half of 2002...

At first blush, the economy appeared to have rebounded strongly in the first quarter of 2002, with GDP rising 5.0%. But a closer look revealed that the recovery was somewhat illusory, and second quarter results confirmed that weakness, with GDP rising a modest 1.1%. The reported level of consumer spending appeared to be artificially inflated, the result of post-holiday discounting and widespread sales incentives by auto companies and department store chains. In addition, many manufacturers increased production in the first quarter in anticipation of a rise in demand that has yet to materialize fully.

Despite having ended its interest rate cuts, the Federal Reserve expects a gradual recovery ...

The Federal Reserve has changed its monetary policy in recent months from accommodative to a neutral stance. That change has been reflected in the bond market, whose prices move in the opposite direction of interest rates. For example, 10-year Treasury bond yields, which had fallen to 5.03% on December 31, 2001, rose to 5.40% by late March, as investors anticipated a rebounding economy. However, amid the sluggish recovery, rates fell back to 4.80% by June 30, sparking another modest rally in the bond market.

Like the Treasury market, the municipal market has responded well to the sluggish recovery. Municipal bonds have also benefited from the disappointing performance of the stock market and a less-than-robust outlook for equities in the coming year. Finally, municipals have received an additional boost from efforts within Congress and a number of state legislatures to roll back tax cuts. With the possibility of higher tax rates, municipal bonds have added appeal for investors and have continued to register solidly positive returns. The Lehman Brothers Municipal Bond Index -- a broad-based, unmanaged index of municipal bonds -- posted a total return of 4.64% for the six months ended June 30, 2002.1

Despite global concerns, the near-term outlook for bonds remains favorable...

Clearly, there are challenges on the horizon, especially the events in the Middle East, as well as the ongoing war on terrorism. Energy prices -- which are highly correlated with geopolitical events -- and the recent weakness of the U.S. dollar are major wild-cards with respect to inflation.
Nonetheless, inflation has been kept under control by productivity gains, low wage pressures and continuing competitiveness within industry. These trends have created a favorable environment for bonds, and we believe that municipal bonds can continue to play a valuable role in the fixed-income portion of investors' portfolios.


Trust Information
as of June 30, 2002

Performance 2
-----------------------------------------------------------------------

Average Annual Total Returns (by share price, American Stock Exchange)
-----------------------------------------------------------------------
One Year                                                         10.28%
Five Years                                                        8.17
Life of Fund (7/23/93)                                            5.40

Average Annual Total Returns (by net asset value)
-----------------------------------------------------------------------
One Year                                                          6.93%
Five Years                                                        6.01
Life of Fund (7/23/93)                                            5.42


Five Largest Categories 3
-----------------------------------------------------------------------
[The bar chart provides a breadown by sector of the five largest categories:
Education 30.2%, Escrowed 22.6%, Insured Hospitals 20.8%, Hospitals 9.4% and Insured Education 9.3%]


1 It is not possible to invest directly in an Index.

2 Returns are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

3 Five Largest Categories account for 92.3% of the Trust's net assets applicable to common shares, determined by dividing the total market value of the holdings by the net assets applicable to common shares of the Trust. Categories are subject to change.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yield will vary.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "Robert B. MacIntosh, Portfolio Manager"]

Management Discussion
-----------------------------------------------------------------------
* Economic growth prospects in Massachusetts have improved somewhat in the past six months, although the slump in the technology sector has been more severe than expected. Nonetheless, joblessness in Massachusetts remained below the national rate. The state's June 2002 unemployment rate was 4.4%, well above the 3.5% rate of a year ago.

* The Trust added selectively to some recovering hospital credits. One such credit was an attractive, BBB- rated issue for Milford-Whitinsville Hospital, an institution affiliated with U-Mass Medical Center. Other purchases included Caritas Christi Health Care System, which operates six hospitals in eastern Massachusetts, and Covenant Health Care, which operates a string of facilities thoughout New England.

* Education bonds remained a major focus of the Trust's investments. Management emphasized institutions with high applications-to-admissions ratios, which are able to generate consistent, stable tuition revenue. The Trust sold a troubled Eastern Nazarene College credit.

* Management took advantage of a rare opportunity to purchase an extended-maturity bond. A Massachusetts Development Authority issue for Boston University financed the construction of a new dormitory. The bond, which carries an attractive 5.45% coupon, has an unusual 60-year maturity with 30 years of call protection, rendering it the virtual equivalent of a 30-year, non-callable bond.

* Escrowed bonds (22.6%) provided relatively stable performance and an attractive income stream. Escrowed issues are those that have been prerefunded to their call dates. Backed by Treasury bonds, they are deemed by investors to be of the very highest quality.

* In a changing interest rate environment, management continued to fine-tune the Trust's coupon structure. Management was able to take advantage of an increase in retail demand to make these adjustments, selling bonds that had recently outperformed in favor of more attractive coupons.


The Trust
-----------------------------------------------------------------------
Performance for the Past Six Months

* Based on share price (traded on the American Stock Exchange), the Trust had a total return of 8.69% for the six months ended June 30, 2002. That return was the result of an increase in share price from $13.60 on December 31, 2001 to $14.35 on June 30, 2002, and the reinvestment of $0.40 in regular monthly dividends.

* Based on net asset value, the Trust had a total return of 4.18% for the six months ended June 30, 2002. That return was the result of an increase in net asset value from $13.25 on December 31, 2001 to $13.40 on June 30, 2002, and the reinvestment of all distributions.

* Based on a share price of $14.35, the Trust had a market yield of 5.54% at June 30, 2002.1 The Trust's market yield is equivalent to a taxable yield of 9.53%.2

* On June 30, 2002, the Trust's share price on the American Stock Exchange traded at a 7.1% premium to its underlying net asset value.


Your Investment at Work
-----------------------------------------------------------------------
Massachusetts Industrial
Finance Authority
Clark University

* Clark University is a liberal arts, teaching and research college founded in 1887. The oldest graduate institution in the U.S., Clark has produced many notable research breakthroughs in the sciences, including space technology, brain tissue chemistry and advances in birth control.

* Many Clark students have been awarded fellowships for study abroad. In the past academic year, five Clark students were chosen Fulbright Scholars to conduct community-related research overseas.

* These private-placement bonds were used to finance a range of University facilities. With a 7.00% coupon, the bonds represented a very compelling yield in an A-rated credit, a relative rarity in today's municipal market.


-----------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
-----------------------------------------------------------------------


Quality Weightings 3
-----------------------------------------------------------------------
By total investments

[The pie chart provides a breakdown of total investments by quality weightings as follows: AAA 39.6%, AA 5.0%, A 19.8%, BBB 16.2%, BB 1.1% and Non-Rated 18.3%.]


Trust Overview 3
-----------------------------------------------------------------------
Number of Issues                            49
Average Maturity                    20.9 Years
Effective Maturity                   9.8 Years
Average Rating                              A+
Average Call                         5.1 Years
Average Dollar Price                   $100.56

1 The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

2 Taxable-equivalent yield assumes maximum 41.85% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

3 Because the Trust is actively managed, Quality Weightings and Trust
  Overview statistics are subject to change.

  Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments -- 125.5%

Ratings (Unaudited)                       Principal
---------------------------------------   Amount
                               Standard   (000's
Moody's                        & Poor's   Omitted)       Security                                     Value
------------------------------------------------------------------------------------------------------------------
Education -- 30.2%
------------------------------------------------------------------------------------------------------------------
NR                             A          $ 1,100        Massachusetts DFA, Belmont Hill School,
                                                         5.00%, 9/1/31                                 $ 1,055,131
A3                             BBB+         1,500        Massachusetts DFA, Boston University,
                                                         5.45%, 5/15/59                                  1,405,140
Baa2                           BBB            400        Massachusetts DFA, Suffolk University,
                                                         5.75%, 7/1/19                                     404,336
NR                             BBB            540        Massachusetts DFA, Wheeler School,
                                                         6.50%, 12/1/29                                    561,055
Baa2                           NR             250        Massachusetts DFA, Xaverian Brothers
                                                         High School, 5.65%, 7/1/29                        241,935
NR                             NR           1,540        Massachusetts HEFA, Wheaton College,
                                                         6.00%, 1/1/18(5)                                1,628,011
A2                             A            1,500        Massachusetts IFA, Clark University,
                                                         7.00%, 7/1/12(5)                                1,553,130
Baa1                           BBB          2,110        Massachusetts IFA, Springfield College,
                                                         5.625%, 9/15/10                                 2,152,917
Baa1                           NR             400        Massachusetts IFA, Wentworth Institute
                                                         of Technology, 5.75%, 10/1/28                     394,308
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 9,395,963
------------------------------------------------------------------------------------------------------------------
Escrowed -- 22.6%
------------------------------------------------------------------------------------------------------------------
NR                             NR         $ 1,880        Massachusetts HEFA, Atlanticare Medical
                                                         Center, 8.00%, 12/01/13,
                                                         Prerefunded to 12/1/03(5)(10)                 $ 2,027,166
Aaa                            AA+          1,500        Massachusetts HEFA, Daughters of Charity,
                                                         6.10%, 7/1/14,
                                                         Prerefunded to 7/1/06                           1,625,460
Aaa                            NR             800        Massachusetts HEFA, Sisters of Providence
                                                         Hospital, 6.625%, 11/15/22,
                                                         Prerefunded to 11/15/04                           832,312
Aa2                            NR           1,000        Massachusetts HEFA, Youville House,
                                                         6.25%, 2/15/41,
                                                         Prerefunded to 2/15/07(10)                      1,154,320
Aaa                            AA+            200        Massachusetts Water Pollution Abatement
                                                         Trust, 6.375%, 2/1/15,
                                                         Prerefunded to 2/1/04                             217,694
NR                             A            1,000        Rail Connections, Inc., MA, (ACA),
                                                         0.00%, 7/1/19,
                                                         Prerefunded to 7/1/09                             404,310
Aaa                            A            2,000        Rail Connections, Inc., MA, (ACA),
                                                         0.00%, 7/1/20,
                                                         Prerefunded to 7/1/09                             765,420
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 7,026,682
------------------------------------------------------------------------------------------------------------------


Ratings (Unaudited)                       Principal
---------------------------------------   Amount
                               Standard   (000's
Moody's                        & Poor's   Omitted)       Security                                     Value
------------------------------------------------------------------------------------------------------------------
Hospitals -- 9.4%
------------------------------------------------------------------------------------------------------------------
A1                             A+         $ 1,000        Massachusetts HEFA, Baystate Medical
                                                         Center, 5.75%, 7/1/33                         $ 1,005,660
NR                             BBB+           350        Massachusetts HEFA, Berkshire
                                                         Healthcare, 6.25%, 10/31/31                       352,121
Baa2                           BBB            400        Massachusetts HEFA, Caritas Christi
                                                         Obligation Group, 6.25%, 7/1/22                   402,176
NR                             A-             400        Massachusetts HEFA, Covenant Health,
                                                         6.00%, 7/1/31                                     402,972
Baa2                           BBB-           750        Massachusetts HEFA, Milford-Whitinsville,
                                                         6.35%, 7/15/32(9)                                 745,785
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 2,908,714
------------------------------------------------------------------------------------------------------------------
Industrial Development Revenue -- 5.7%
------------------------------------------------------------------------------------------------------------------
NR                             NR         $   250        Massachusetts IFA, American Water Co.,
                                                         6.60%, 12/1/15                                $   257,950
A3                             BBB+         1,500        Massachusetts IFA, General Motors,
                                                         5.55%, 4/1/09                                   1,501,080
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 1,759,030
------------------------------------------------------------------------------------------------------------------
Insured Education -- 9.3%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA        $    40        Massachusetts HEFA, Boston College,
                                                         (FGIC), 6.625%, 7/1/21                        $    40,560
Aaa                            AAA          1,765        Massachusetts HEFA, Northeastern
                                                         University, (MBIA), 6.55%, 10/1/22              1,821,162
Aaa                            AAA          1,000        Massachusetts HEFA, Tufts University,
                                                         (FGIC), 5.95%, 8/15/18                          1,025,940
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 2,887,662
------------------------------------------------------------------------------------------------------------------
Insured Hospitals -- 20.8%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA        $ 1,225        Massachusetts HEFA, Addison Gilbert
                                                         Hospital, (MBIA), 5.75%, 7/1/23               $ 1,246,425
Aaa                            AAA            800        Massachusetts HEFA, Baystate Medical
                                                         Center, (FSA), 6.00%, 7/1/26                      836,224
Aaa                            AAA          1,000        Massachusetts HEFA, Berkshire Health
                                                         System, (MBIA), 6.00%, 10/1/19                  1,053,930
Aaa                            AAA          1,250        Massachusetts HEFA, Dana Farber Cancer
                                                         Institute, (FGIC), 6.00%, 12/1/10               1,344,375
Aaa                            AAA            500        Massachusetts HEFA, Mt. Auburn Hospital,
                                                         (MBIA), 6.25%, 8/15/14                            545,880
Aaa                            AAA          1,000        Massachusetts HEFA, North Shore Medical
                                                         Center, (MBIA), 5.625%, 7/1/14                  1,039,760
NR                             AAA            395        Massachusetts HEFA, Valley Regional Health
                                                         System, (CLEE), 5.75%, 7/1/18                     407,589
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 6,474,183
------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

PORTFOLIO OF INVESTMENTS (Unaudited) cont'd

Ratings (Unaudited)                       Principal
---------------------------------------   Amount
                               Standard   (000's
Moody's                        & Poor's   Omitted)       Security                                     Value
------------------------------------------------------------------------------------------------------------------
Insured Special Tax -- 4.5%
------------------------------------------------------------------------------------------------------------------
NR                             NR         $ 1,000        Puerto Rico IFA, (AMBAC), Variable Rate,
                                                         8.64%, 7/1/28(6)(7)                           $   995,090
NR                             AAA            420        Puerto Rico IFA, (AMBAC), Variable Rate,
                                                         10.53%, 7/1/28(7)(8)                              416,909
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 1,411,999
------------------------------------------------------------------------------------------------------------------
Insured Transportation -- 1.0%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA        $   300        Massachusetts Port Authority, US Airways,
                                                         (MBIA), 6.00%, 9/1/21                         $   319,800
------------------------------------------------------------------------------------------------------------------
Insured Water & Sewer -- 3.4%
------------------------------------------------------------------------------------------------------------------
Aaa                            AAA        $ 1,000        Massachusetts Water Resources Authority,
                                                         (FGIC), 5.75%, 8/1/39                         $ 1,053,680
------------------------------------------------------------------------------------------------------------------
Life Care -- 3.1%
------------------------------------------------------------------------------------------------------------------
NR                             BBB-       $   655        Massachusetts DFA, Edgecombe Project,
                                                         6.75%, 7/1/21                                 $   666,495
NR                             NR             340        Massachusetts IFA, Forge Hill,
                                                         6.75%, 4/1/30                                     311,457
------------------------------------------------------------------------------------------------------------------
                                                                                                       $   977,952
------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 5.4%
------------------------------------------------------------------------------------------------------------------
NR                             NR         $   500        Massachusetts DFA, MCHSP,
                                                         6.60%, 8/15/29                                $   452,880
Ba2                            BB             495        Massachusetts HEFA, Learning Center
                                                         for the Deaf, 6.125%, 7/1/29                      445,520
NR                             AAA            700        Puerto Rico IFA, Variable Rate,
                                                         13.95%, 10/1/34(7)(8)                             790,020
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 1,688,420
------------------------------------------------------------------------------------------------------------------
Nursing Home -- 4.8%
------------------------------------------------------------------------------------------------------------------
NR                             NR         $   270        Massachusetts DFA, Odd Fellows,
                                                         6.25%, 1/1/15                                 $   249,496
NR                             NR             500        Massachusetts HEFA, Christopher House,
                                                         6.875%, 1/1/29                                    471,345
NR                             NR             750        Massachusetts IFA, Age Institute of
                                                         Massachusetts, 8.05%, 11/1/25                     752,603
------------------------------------------------------------------------------------------------------------------
                                                                                                       $ 1,473,444
------------------------------------------------------------------------------------------------------------------
Public Power -- 1.3%
------------------------------------------------------------------------------------------------------------------
Baa1                           A-         $   400        Massachusetts DFA, Devens Electrical
                                                         Systems, 6.00%, 12/1/30                       $   402,780
------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.2%
------------------------------------------------------------------------------------------------------------------
NR                             BBB        $   500        Massachusetts DFA, Resource Recovery
                                                         Ogden Haverhill, 5.50%, 12/1/19               $   385,100


Ratings (Unaudited)                       Principal
---------------------------------------   Amount
                               Standard   (000's
Moody's                        & Poor's   Omitted)       Security                                     Value
------------------------------------------------------------------------------------------------------------------
Transportation -- 2.5%
------------------------------------------------------------------------------------------------------------------
NR                             AA-        $   830        Massachusetts Bay Transportation Authority,
                                                         Variable Rate, 8.49%, 3/1/27(6)(7)           $    782,458
------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 0.3%
------------------------------------------------------------------------------------------------------------------
Aaa                            AA+        $    80        Massachusetts Water Pollution
                                                         Abatement Trust, 6.375%, 2/1/15              $     86,216
------------------------------------------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 125.5%
  (identified cost $37,264,751)                                                                       $ 39,034,083
------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 6.7%                                                                $  2,077,285
------------------------------------------------------------------------------------------------------------------
Auction Preferred Shares
  Plus Cumulative Unpaid Dividends -- (32.2%)                                                         $(10,001,315)
------------------------------------------------------------------------------------------------------------------
Net Assets
  Applicable to Common Shares -- 100%                                                                 $ 31,110,053
------------------------------------------------------------------------------------------------------------------

Notes to Portfolio:

 (1) Portfolio Overview (Unaudited):

     Number of Issues            49
     Average Maturity          20.9 yrs
     Effective Maturity         9.8 yrs
     Average Call               5.1 yrs
     Duration                   6.7 yrs
     Average Rating              A+

 (2) Health and Educational Obligors -- At June 30, 2002, the Trust held securities issued by health and educational obligors with a value of $30,655,576 (representing 78.5% of total investments).

 (3) Insured Investments -- The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at June 30, 2002, 34.1% of total investments is backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                               Percentage
                                                                 of Total
                                                       Value  Investments
-------------------------------------------------------------------------
Municipal Bond Insurance Association (MBIA)      $ 6,026,957        15.5%
Financial Guaranty Insurance Company (FGIC)        3,464,555         8.9%
AMBAC Financial Group Inc. (AMBAC)                 1,411,999         3.6%
American Capital Access (ACA)                      1,169,730         3.0%
Financial Security Assurance Incorporated (FSA)      836,224         2.1%
College Construction Loan Insurance Corporation
  (CLEE)                                             407,589         1.0%
-------------------------------------------------------------------------
  Total Insured Securities                       $13,317,054        34.1%
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

PORTFOLIO OF INVESTMENTS (Unaudited) cont'd

 (4) Summary of Ratings (Unaudited):
                                                         Percentage
                   Number                                  of Total
Ratings          of Issues               Value          Investments
-------------------------------------------------------------------
AAA/Aaa              19              $15,469,356              39.6%
AA/Aa                 2                1,936,778               5.0%
A/A                   8                7,730,203              19.8%
BBB/Baa              10                6,306,228              16.2%
BB/Ba                 1                  445,520               1.1%
NR                    9                7,145,998              18.3%
-------------------------------------------------------------------
Total                49              $39,034,083             100.0%
-------------------------------------------------------------------

     The ratings indicated are the most recent Moody's and Standard & Poor's ratings believed to be available at June 30, 2002. NR indicates no rating is available for the security. Ratings are generally ascribed to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at June 30, 2002.

 (5) Private Placement Securities -- Information relating to the initial acquisition and market valuation of private placement securities is presented below:
                                                                   Percentage
                                                                of Net Assets
                                     Acquisition                Applicable to
                                            Cost        Value   Common Shares
-----------------------------------------------------------------------------
Massachusetts HEFA,
  Atlanticare Medical Center "AMC"
  (acquired 12/15/93)                 $1,881,550   $2,027,166            6.5%
Massachusetts HEFA, Wheaton College
  (acquired 1/12/98)                   1,540,000    1,628,011            5.2%
Massachusetts IFA, Clark University
  (acquired 12/15/94)                  1,519,125    1,553,130            5.0%
-----------------------------------------------------------------------------
Total                                              $5,208,307           16.7%
-----------------------------------------------------------------------------

     AMC and Clark have no publicly offered securities of the same class as the private placement security held by the Trust.Wheaton College has outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement securities, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

 (6) Security has been issued as an inverse floater bond.

 (7) Security exempt from registration under Rule 144A of the Securities
     Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 (8) Security has been issued as a leveraged inverse floater.

 (9) When-issued security.

(10) Security (or a portion thereof) has been segregated to cover when-issued securities.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

FINANCIAL STATEMENTS (Unaudited)


Statement of Assets and Liabilities

As of June 30, 2002
Assets:
-------------------------------------------------------------------------------------------------------
Total Investments, at value (identified cost, $37,264,751)                                  $39,034,083
Cash                                                                                                467
Interest receivable                                                                             825,344
Receivable for securities sold                                                                2,040,000
Receivable for when-issued securities sold                                                    1,662,780
Other assets                                                                                      9,932
-------------------------------------------------------------------------------------------------------
Total assets                                                                                $43,572,606
-------------------------------------------------------------------------------------------------------

Liabilities:
-------------------------------------------------------------------------------------------------------
Payable for when-issued securities                                                          $ 2,413,080
Accrued expenses and other liabilities                                                           48,158
-------------------------------------------------------------------------------------------------------
Total liabilities                                                                             2,461,238
-------------------------------------------------------------------------------------------------------
Net assets applicable to Auction Preferred Shares, $0.01 par value;
  400 shares authorized, 200 shares issued and outstanding at $50,000
  per share liquidation preference plus cumulative unpaid dividends                         $10,001,315
-------------------------------------------------------------------------------------------------------
Net assets applicable to common shares                                                      $31,110,053
-------------------------------------------------------------------------------------------------------

Sources of Net Assets:
-------------------------------------------------------------------------------------------------------
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,321,815 shares issued and outstanding                                           $23,218
Additional paid-in capital                                                                   32,107,209
Accumulated net realized loss from investment transactions                                   (3,230,346)
Undistributed net investment income                                                             440,640
Unrealized appreciation of investments                                                        1,769,332
-------------------------------------------------------------------------------------------------------
Net Assets applicable to common shares                                                      $31,110,053
-------------------------------------------------------------------------------------------------------

Net asset value per common share
-------------------------------------------------------------------------------------------------------
($31,110,053 divided by 2,321,815
  common shares issued and outstanding)                                                          $13.40
-------------------------------------------------------------------------------------------------------



Statement of Operations

For the Six Months Ended
June 30, 2002
Investment Income:
-------------------------------------------------------------------------------------------------------
Interest income                                                                              $1,283,511
-------------------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------------------
Investment advisory fee                                                                         $71,397
Administration fee                                                                               30,411
Trustees' fees                                                                                   12,397
Custodian and transfer agent fees                                                                24,383
Legal and accounting services                                                                    19,291
Preferred share remarketing agent fee                                                            12,397
Printing and postage                                                                              7,439
American Stock Exchange membership fees                                                           7,439
Preferred shares auction agent fees                                                               2,480
Miscellaneous                                                                                     4,675
-------------------------------------------------------------------------------------------------------
Total operating expenses                                                                       $192,309
-------------------------------------------------------------------------------------------------------
Deduct --
  Reduction of custody fees                                                                       1,386
-------------------------------------------------------------------------------------------------------
Total                                                                                            $1,386
-------------------------------------------------------------------------------------------------------
Net operating expenses                                                                         $190,923
-------------------------------------------------------------------------------------------------------
Net investment income                                                                        $1,092,588
-------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
on Investments:
-------------------------------------------------------------------------------------------------------
Net realized loss from investment transactions                                                 (157,023)
Net change in unrealized appreciation of investments                                            398,749
-------------------------------------------------------------------------------------------------------
Net gain on investments                                                                        $241,726
-------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders                                                        ($59,970)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         $1,274,344
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

FINANCIAL STATEMENTS (cont'd)

Statements of Changes in Net Assets

                                                                            Six Months
                                                                                 Ended
                                                                               June 30,      Year Ended
                                                                                  2002      December 31,
Increase (Decrease) in Net Assets:                                          (Unaudited)            2001
-------------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                                     $1,092,588       $2,172,642
  Net realized loss                                                           (157,023)         (48,474)
  Net change in unrealized appreciation                                        398,749           93,478
  Distributions to preferred shareholders                                      (59,970)        (247,148)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  $1,274,344       $1,970,498
-------------------------------------------------------------------------------------------------------
Distributions to Common Shareholders:
  From net investment income                                                 $(923,534)     $(1,798,383)
-------------------------------------------------------------------------------------------------------
Total dividends and distributions to common shareholders                     $(923,534)     $(1,798,383)
-------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of distributions to common shareholders                         $32,228          $54,769
-------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from capital share transactions         $32,228          $54,769
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                                    $383,038         $226,884
-------------------------------------------------------------------------------------------------------

Net assets applicable to common shares:
-------------------------------------------------------------------------------------------------------
At beginning of period                                                     $30,727,015      $30,500,131
-------------------------------------------------------------------------------------------------------
At end of period, including undistributed net investment
  income of $440,640 and $331,556, respectively                            $31,110,053      $30,727,015
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

FINANCIAL STATEMENTS cont'd


Financial Highlights

Selected data for a common share outstanding during each period

                                                      Six Months
                                                           Ended
                                                         June 30,                      Year Ended December 31,
                                                            2002     ---------------------------------------------------------
                                                      (Unaudited)       2001          2000       1999       1998       1997
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)     $ 13.25     $ 13.17       $ 12.45    $ 14.06    $ 13.90    $ 13.01
------------------------------------------------------------------------------------------------------------------------------

Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                    $  0.47(d)  $  0.94(a)(d) $  0.90(d) $  0.89(d) $  0.88(d) $  0.88(d)
Net realized and unrealized gain (loss) on investments      0.11        0.03          0.73      (1.63)      0.16       0.89
Distribution to preferred shareholders                     (0.03)      (0.11)        (0.15)     (0.12)     (0.14)     (0.14)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         $  0.55     $  0.86       $  1.48    $ (0.86)   $  0.90    $  1.63
------------------------------------------------------------------------------------------------------------------------------

Less Distributions to Common Shareholders
------------------------------------------------------------------------------------------------------------------------------
From net investment income                               $ (0.40)    $ (0.78)      $ (0.76)   $ (0.75)   $ (0.74)   $ (0.74)
------------------------------------------------------------------------------------------------------------------------------
Total distributions to Common Shareholders               $ (0.40)    $ (0.78)      $ (0.76)   $ (0.75)   $ (0.74)   $ (0.74)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (Common shares)           $ 13.40     $ 13.25       $ 13.17    $ 12.45    $ 14.06    $ 13.90
------------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period (Common shares)    $14.350     $13.600       $12.750    $11.500    $14.875    $13.938
------------------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value                    8.69%      13.01%        17.78%    (18.23%)    12.05%     21.63%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to common shares, end of period
  (000 omitted)                                          $31,110     $30,727       $30,500    $28,830    $32,503    $32,081
Ratios: (as a percentage of average total net assets)
  Expenses                                                 0.95%(e)    0.91%         0.97%      0.97%      0.96%(c)   0.96%(c)
  Expenses, after custodian fee reduction                  0.94%(e)    0.90%         0.96%      0.96%      0.95%(c)   0.95%(c)
  Net investment income                                    5.39%(e)    5.31%(a)      5.33%      5.05%      4.79%(c)   4.95%(c)
Ratios: (as a percentage of average common net assets)
  Expenses (b)                                             1.26%(e)    1.20%         1.30%      1.28%      1.25%(c)   1.27%(c)
  Expenses, after custodian fee reduction (b)              1.25%(e)    1.18%         1.29%      1.27%      1.24%(c)   1.26%(c)
  Net investment income (b)                                7.13%(e)    7.02%(a)      7.16%      6.68%      6.27%(c)   6.57%(c)
Portfolio turnover rate                                      16%         13%            8%        32%        28%        20%
------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share during the periods stated. Additionally, important relationships between certain financial statement items are expressed in ratio form.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

FINANCIAL STATEMENTS Cont'd

Financial Highlights

(a) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discounts on debt securities. The effect of this change for the year ended December 31, 2001 was an increase in net investment income per common share of $0.01, a decrease in net realized and unrealized gains per common share of $0.01, an increase in the ratio of net investment income to average total net assets from 5.24% to 5.31% and an increase in the ratio of net investment income to average common assets from 6.93% to 7.02%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.

(c) Reflects expense waivers by the Administrator during the period.
    If the Trust had borne all expenses for the year ended December 31, 1998 and the year ended December 31, 1997, net investment income per common share would have decreased by less than $0.01 during each period.

(d) Computed using average shares outstanding throughout the period.

(e) Annualized.

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  General Information and
   Significant Accounting Policies
------------------------------------------------------------------------
The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in Massachusetts "investment grade" tax-exempt obligations issued on behalf of not-for-profit health and education institutions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discounts.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

At December 31, 2001, the Trust for federal income tax purposes had a capital loss carryover of $2,978,063, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($1,656,796), December 31, 2003 ($1,165,653), December 31, 2008 ($116,670) and December 31, 2009
($38,944).

Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. Credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

Interim Financial Information. The interim financial statements relating to June 30, 2002 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normal recurring adjustments necessary for the fair presentation of the financial statements.


2  Auction Preferred Shares (APS)
------------------------------------------------------------------------
The Trust currently has 200 Auction Preferred Shares outstanding. The APS are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

NOTES TO FINANCIAL STATEMENTS (Unaudited) cont'd

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the APS as of the last business day of each month in which any APS are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the APS and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the APS not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the APS. At June 30, 2002, there were no such restrictions on the Trust.

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities," effective for the current period, the Trust has reclassified its APS outside of permanent equity in the net assets section of the statement of assets and liabilities. In addition, distributions to APS shareholders are now classified as a component of the "Net increase in net assets from operations" on the statement of operations and statement of changes in net assets, and as a component of the "Total income (loss) from operations" in the financial highlights. Prior year amounts presented have been restated to conform to this period's presentation. This change has no impact on the net assets applicable to common shares of the Trust.


3  Distributions to Shareholders
------------------------------------------------------------------------
Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally seven days. The applicable dividend rate for the APS on June 30, 2002 was 1.20%. For the six months ended June 30, 2002, the Trust paid dividends to Auction Preferred shareholders amounting to $59,970, representing an average APS dividend rate for such period of 1.21% (annualized).


4  Investment Advisory Fees and
   Other Transactions with Affiliates
------------------------------------------------------------------------
The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the six months ended June 30, 2002, the fee paid for such services amounted to $71,397 and was equivalent to 0.35% (annualized) of the average daily net assets of the Trust, including net assets attributable to any APS outstanding.

In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the six months ended June 30, 2002, the fee paid for such services amounted to $30,411 and was equivalent to 0.15% (annualized) of the average daily net assets of the Trust, including net assets attributable to any APS outstanding.

Trustees who are not affiliates of Eaton Vance are eligible to receive an annual fee of $5,000 each.


5  Securities Transactions
------------------------------------------------------------------------
Purchases and sales (including maturities) of portfolio securities during the six months ended June 30, 2002, aggregated $6,343,029 and $6,780,346 respectively. There were no purchases and sales of short-term municipal securities during the six months ended June 30, 2002.

The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at June 30, 2002, as computed for federal income tax purposes, were as follows:

Identified cost                                $37,104,126
------------------------------------------------------------------------
Gross unrealized appreciation                  $ 2,237,450
Gross unrealized depreciation                     (307,493)
------------------------------------------------------------------------
Net unrealized appreciation                    $ 1,929,957
------------------------------------------------------------------------


6  Capital Transactions
------------------------------------------------------------------------
The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. Transactions in common shares were as follows:

                                   Six Months Ended           Year Ended
                                      June 30, 2002    December 31, 2001
------------------------------------------------------------------------
Beginning shares                          2,319,394            2,315,302
Shares issued pursuant to the Trust's
  dividend reinvestment plan                  2,421                4,092
------------------------------------------------------------------------
Ending shares                             2,321,815            2,319,394
------------------------------------------------------------------------


7  Annual Meeting of Shareholders
------------------------------------------------------------------------
The Trust held its annual meeting of Shareholders on May 14, 2002. 2,320,302 common shares and 200 Auction Preferred Shares (APS) were outstanding on March 18, 2002, the record date for shares eligible to vote at the meeting. 2,092,224 (90.17% of the record date common shares) and 184 APS (92.00% of the record date APS) were represented at the meeting.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

NOTES TO FINANCIAL STATEMENTS (Unaudited) cont'd

The following actions were taken by the shareholders:

The election of James F. Carlin, Thomas H. Green, III, Walter B. Prince, Edward M. Murphy and James M. Storey as Trustees of the Trust. Messrs. Carlin and Green were designated the Nominees that will represent the APS shareholders:

                                       Number of
Nominees for Trustee                      Shares
Elected by APS Shareholders          Affirmative          Withheld
------------------------------------------------------------------------
James F. Carlin                              184                --
Thomas H. Green, III                         184                --

                                       Number of
Nominees for Trustee                      Shares
Elected by All Shareholders          Affirmative          Withheld
------------------------------------------------------------------------
Walter B. Prince                       2,070,442            21,966
Edward M. Murphy                       2,070,442            21,966
James M. Storey                        2,068,962            23,446


8  Subsequent Event
------------------------------------------------------------------------
The Board of Trustees of the Trust has approved a change to the Trust's investment policies. Effective July 31, 2002, the Trust is required, under normal market circumstances, to invest at least 80% of its net assets in Massachusetts tax-exempt obligations issued on behalf of not-for-profit health and education institutions. For purposes of this policy, "net assets" includes any borrowings made for investment purposes. Previously, the Trust had been required, under normal market conditions, to invest at least 65% of its total assets in Massachusetts tax-exempt obligations issued on behalf of not-for-profit health and education institutions. The Trust's new 80% policy may be changed without shareholder approval. Pursuant to a policy adopted by the Board, however, changes to the 80% policy may only be made after 60 days' prior notice to shareholders, such notice being given in accordance with applicable law.

The Board has adopted the foregoing 80% policy in compliance with the Securities and Exchange Commission's new "name test rule" (Rule 35d-1 under the Investment Company Act of 1940), which requires a registered investment company with a name suggesting that the company focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name. Affected registered investment companies must comply with the new rule by July 31, 2002.

The Trust will continue to invest at least 80% of its total assets in investment-grade obligations.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

OTHER INFORMATION

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2002

INVESTMENT MANAGEMENT

The Massachusetts Health & Education Tax-Exempt Trust

Officers

Thomas J. Fetter, CFA
President

Robert B. MacIntosh, CFA
Vice President and
Portfolio Manager

James M. Wall
Secretary

Kristin S. Anagnost
Treasurer


Board of Trustees

Walter B. Prince, Esq., Chairman
Prince, Lobel, Glovsky & Tye LLP

James F. Carlin
Chairman & CEO of Carlin Consolidated, Inc., and Former Chairman of the
Massachusetts Board of Higher Education

Thomas H. Green III, Esq.
Managing Director of Salomon Smith Barney

Edward M. Murphy
President & CEO, Alliance Health Incorporated, and
Former Executive Director of the
Massachusetts Health & Education Facilities Authority

James M. Storey, Esq.
Trustee, various investment companies



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Investment Advisor and Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

* Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

* None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

* Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:
1-800-262-1122


The Massachusetts Health & Education Tax-Exempt Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

278-8/02                                                 MHEFASRC